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                                                                   EXHIBIT 10.29

                       THIRD AMENDMENT TO LEASE AGREEMENT

     This THIRD AMENDMENT TO LEASE AGREEMENT (this "Amendment") is entered into as of October 30, 1998 by and between Ironwood Apartments, Inc., as successor to Metropolitan Federal Savings and Loan Association ("Landlord") and Targeted Genetics Corporation ("Tenant").

     Landlord and Tenant are parties to that certain Olive Way Building lease dated November 20, 1992, as modified by that certain First Amendment to Olive Way Building Lease dated December 10, 1994 and that certain Second Amendment to Lease Agreement executed on June 12, 1996 and May 22, 1996 (as modified, the "Lease").

     Section 4.02 of the Lease grants to Tenant three options to extend the Lease term for 5 years each. Tenant has exercised the first of these three options, leaving two remaining. The purpose of this Amendment to modify the Lease to reflect exercise of that option.

     Landlord and Tenant do hereby amend the Lease as follows:

1. EXTENSION. The term of the Lease is hereby extended for an additional 60 months to April 1, 2004. the rent for the extended term is set forth in Section
6.02 of the Lease.

2. NO OTHER AMENDMENTS. Except as modified by this Amendment and by the Amendments referenced above, the lease remains in full force and effect and has not been modified or amended.

     DATED: October 30, 1998.

                                       LANDLORD:

                                       IRONWOOD APARTMENTS, INC.,
                                       a Washington corporation


                                       By: /s/ John Stone
                                           --------------
                                           John Stone, President


                                       TENANT:

                                       TARGETED GENETICS CORPORATION


                                       By: /s/ James A. Johnson
                                           --------------------
                                           Its: Vice President, Finance
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STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF SPOKANE    )

     I certify that I know or have satisfactory evidence that John Stone is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the President of Ironwood Apartments, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

     Dated:  October 30, 1998


             /s/ Durinda M. Howard
             ---------------------
             (Signature of Notary Public)

             Durinda M. Howard
             -----------------
             (Printed Name of Notary Public)

             My Appointment expires:  2/27/99
                                      -------



STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )

     I certify that I know or have satisfactory evidence that James Johnson is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Vice President of Targeted Genetics Corporation to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

     Dated:  11/27/98
             --------


             /s/ Gary Michael
             ----------------
             (Signature of Notary Public)

             Gary Michael
             ------------
             (Printed Name of Notary Public)

             My Appointment expires:  12-8-98
                                      --------